RECONCILIATION OF
NON-GAAP
FINANCIAL MEASURES

Reconciliation: Free Cash Flow
(Year-ended 12/31/03)

Free Cash Flow

$ million

Net income

737

Depreciation

959

Deferred taxes

10

Funds flow

1,706

Capital expenditure

(956)

Nuclear fuel

(44)

Other

(40)

Common dividend

(160)

Preferred dividend

(22)

Free cash flow

484

$

Free cash flow is a non-GAAP financial measure used in this presentation as a measure of cash available for potential debt reduction initiatives.

Reconciliation: Return on Invested Capital

Return on invested capital is calculated by dividing earnings before interest and taxes (EBIT) by total invested capital.  EBIT is a non-GAAP financial measure that is used in this presentation as an alternative measure of earnings.  ROIC is a commonly used measure to evaluate business performance versus capital invested.

Invested Capital as of 12/31/03

Commercial paper

58

Notes payable - banks

39

Long-term debt due currently

677

Long-term debt, less amounts due currently

12,324

Preferred securities of subsidiaries

759

Total shareholders' equity

5,919

Total invested capital

19,776

$

ROIC

6.4%

EBIT

1,946

Tax at 35%

681

After-tax EBIT

1,265

$ million

Per Slide 3: Improved Financial Condition

EBIT for the Year Ended 12/31/03

Operating revenues

11,008

Cost of energy sold and delivery fees

4,947

Operating costs

1,665

Depreciation and amortization

886

Selling, general and administrative expenses

1,108

Franchise and revenue-based taxes

Reconciliation:  EBITDA/Interest
(Year-ended 12/31/03)

EBITDA/Interest

$ million

Per Slide 3: Improved Financial Condition

Operating revenues

11,008

Cost of energy sold and delivery fees

4,947

Operating costs

1,665

Selling, general and administrative expenses

1,108

Franchise and revenue-based taxes

456

EBITDA

2,832

Interest expense

975

EBITDA/Interest

2.9

3

EBITDA to interest expense ratios are used as a measure of the ability to generate cash flow sufficient to pay fixed interest costs.  EBITDA is a non-GAAP financial measure that is a measure of earnings before interest income, interest expense and other charges, income taxes, depreciation and amortization, extraordinary losses and changes in accounting principles.  EBITDA is a widely accepted financial indicator of a company’s ability to incur and service debt.

Reconciliation:  Net Debt to Capitalization
(As of 12/31/03) As Discussed on 2/23/04
Conference Call

4

Net debt as discussed on the 2/23/04 conference call is a non-GAAP financial measure used in this presentation to target leverage improvement.

$ million

Per Slide 3: Improved Financial Condition

Cash and cash equivalents

(875)

Long-term debt held by subsidiary trusts

546

Notes payable - banks

39

Long-term debt due currently

677

Long-term debt, less amounts due currently

12,324

Transition (securitization) bonds

(500)

   Net debt

12,211

Net debt

12,211

Preferred securities of subsidiaries

759

Total shareholders' equity

5,919

Total capital

18,889

$

Net Debt/Total Capital

65%

Dollars in Millions

Financial

Statements       Adjustments          As Adjusted

 ——————————————–———

Cash

875

875

Restricted cash

594

(69)(a)

525

———

Total cash

1,400

Notes payable

97

97

LTD, due currently

677

677

LTD held by subsidiary trusts

546

(546)

(b)

-

LTD

12,324

(1,940)(c)

10,384

———

———

Total Debt

13,644

11,158

Total Debt Less Total Cash

(Net Debt)

9,758

LTD held by subsidiary trusts

-

546(b)

546

Preferred securities of subsidiaries

759

759

Shareholders' Equity

5,919

1,440(c)

7,359

———

———

Total Capitalization

20,322

18,422

Ratio of Debt to Capitalization

67.1%

Ratio of Net Debt to Capitalization

53.0%

5

 Net debt is a non-GAAP financial measure used by management to target leverage improvement.
    (a)   Adjusted to include only the restricted cash in trust to secure the 5 year revolving credit facility.
    (b)   Adjusted to reflect preferred stock characteristics of these securities (trust originated preferred securities).
    (c)   Adjusted to reflect the equity-linked features of  $1.440 billion of Equity Units and Prides, and the off credit treatment of $500 million of securitization bonds.

Reconciliation of Net Debt to Capitalization Ratio

at December 31, 2003 as Previously Disclosed

Dollars in Millions

Financial

Statements       Adjustments          As Adjusted

 ———————————————–———

Cash

1,573

1,573

Restricted Cash

306

(96)(a)

210

———

Total Cash

1,783

Notes Payable

2,324

2,324

LTD, due currently

958

958

LTD held by subsidiary trusts

546

(546)(b)

-

LTD

11,593

(2,079)(c)

9,514

———

———

Total Debt

15,421

12,796

Total Debt Less Total Cash

(Net Debt)

11,013

LTD held by subsidiary trusts

-

546(b)

546

Preferred securities of subsidiaries

211

639(c)

850

Shareholders' Equity

5,066

1,440(c)

6,506

———

———

Total Capitalization

20,698

18,915

Ratio of Debt to Capitalization

74.5%

Ratio of Net Debt to Capitalization

58.2%

6

Reconciliation of Net Debt to Capitalization Ratio
at December 31, 2002 as Previously Disclosed

Net debt is a non-GAAP financial measure used by management to target leverage improvement.

   (a)

Adjusted to include only the restricted cash in trust to pay the 2003 Oncor maturity.

   (b)

Adjusted to reflect preferred stock characteristics of these securities (trust originated preferred securities).

   (c)

Adjusted to reflect the equity linked features of $1.440 billion of Equity Units and $639 million (net of discount) of the $750 million principal amount of exchangeable subordinated notes.